                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a- 101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by Registrant                         [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]     Definitive Proxy Statement.
[ ]     Definitive Additional Materials.
[ ]     Soliciting Material Pursuant to Section 240.14a-12.

                                 McMorgan Funds
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [ ]     No fee required.
        [ ]     Fee computed on table below per Exchange Act Rules 14a6(i)(1)
                and 0-11.
                (1) Title of each class of securities to which transaction applies:
                (2) Aggregate number of securities to which transaction applies:
                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                (4) Proposed maximum aggregate value of transaction:
                (5) Total fee paid:
        [ ]     Fee paid previously with preliminary materials.
        [ ]     Check box if any part of the fee is offset as provided by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                (1) Amount Previously Paid:
                (2) Form, Schedule or Registration Statement No.:
                (3) Filing Party:
                (4) Date Filed:

                                 MCMORGAN FUNDS:
                                  BALANCED FUND
                             EQUITY INVESTMENT FUND

                                 ONE BUSH STREET
                                    SUITE 800
                             SAN FRANCISCO, CA 94101

                                   ----------

                            IMPORTANT PROXY MATERIALS
                  PLEASE PROVIDE YOUR VOTING INSTRUCTIONS NOW!

March __, 2005

                                   ----------

Dear Shareholder:

        We are inviting you to provide voting instructions on certain proposals relating to the management and operation of the McMorgan Equity Investment Fund and McMorgan Balanced Fund, each a series of the McMorgan Funds (each, a "Fund" and collectively, the "Funds"). A shareholder meeting of the Funds is scheduled for May 24, 2005. This package contains information about the proposals and includes materials you will need to provide your voting instructions.

        McMorgan & Company LLC has been the investment adviser of the Funds since their inception. McMorgan & Company LLC has recommended to the Board of Trustees of the Funds (the "Board") that the investment management of the McMorgan Equity Investment Fund and the equity portion of the McMorgan Balanced Fund be transferred to New York Life Investment Management LLC ("NYLIM"), a subsidiary of the parent company of McMorgan & Company LLC. McMorgan & Company LLC's recommendation to the Board was based in part on the failure of the Funds to reach their performance goals and recent turnover in the firm's equity management staff.

        Pursuant to McMorgan & Company LLC's recommendation, NYLIM would act as sub-adviser to the Funds. McMorgan & Company LLC would continue as the investment adviser to both Funds and continue to manage the fixed-income portion of the McMorgan Balanced Fund's investment portfolio. NYLIM would be responsible for day-to-day management of all of the securities in the Equity Investment Fund's investment portfolio and the equity securities in the

Balanced Fund's investment portfolio, subject to supervision by the Funds' Board and McMorgan & Company LLC.

        At a telephonic meeting on February 15, 2005, the Board approved McMorgan & Company LLC's recommendation on an interim basis. The Board also approved interim investment advisory agreements between McMorgan & Company LLC and each Fund, as well as interim sub-advisory agreements between McMorgan & Company LLC and NYLIM with respect to each Fund (the "Interim Agreements"), all of which took effect on February 15, 2005. The Interim Agreements will remain in effect for no more than 150 days, that is, until July 15, 2005. In order for McMorgan & Company LLC and NYLIM to serve as investment adviser and sub-adviser, respectively, for the Funds after that date, shareholders must approve definitive investment advisory agreements and sub-advisory agreements with McMorgan & Company LLC and NYLIM. PLEASE NOTE THAT THESE CHANGES DID NOT AND WILL NOT RESULT IN ANY CHANGES TO THE FUNDS' INVESTMENT OBJECTIVES, POLICIES, OR LIMITATIONS, NOR ARE THERE ANY PROPOSED CHANGES IN THE MANAGEMENT FEE OR EXPENSE STRUCTURE OF EACH FUND. As explained in the accompanying proxy statement, NYLIM will use a different investment strategy in an attempt to achieve the respective investment objectives of each Fund.

        The Board has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Board has approved the proposals, the final decision is yours.

        To help you understand the proposals, we are including with this letter a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposals.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by voting by telephone, through the Internet or in person.

        Please read the enclosed materials carefully and provide your voting instructions.

TO PROVIDE YOUR VOTING INSTRUCTIONS, YOU MAY USE ANY OF THE FOLLOWING METHODS:

        o BY MAIL. Please complete, date, and sign your proxy card before mailing it in the enclosed postage-paid envelope.

        o BY TELEPHONE. Have your voting instruction card available. Call _____ toll free. Enter your 12-digit control number from your voting instruction card. Follow the simple instructions.

        If you have any questions before submitting your voting instructions, please call us at 800-831-1994. We are glad to help you understand the proposals and assist you. Thank you for your participation.

                                        Sincerely,

                                        /s/ MARK TAYLOR
                                        ----------------------------------------
                                        Mark Taylor
                                        President

                                        March __, 2005

                              QUESTIONS AND ANSWERS

        McMorgan Funds (the "Trust") is a Delaware statutory trust consisting of the following six publicly offered funds: McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund. The accompanying Proxy Statement only affects the McMorgan Balanced Fund and the McMorgan Equity Investment Fund. The following Questions and Answers are intended to provide an overview of the information provided in the Proxy Statement. If you have any questions, please do not hesitate to call us at (800) 831-1994.

Q.      Who is eligible to vote?

A. Shareholders of record as of the close of business on MARCH 23, 2005, of the McMorgan Balanced Fund and the McMorgan Equity Investment Fund (each individually, a "Fund" and together, the "Funds") are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each matter presented at the Special Meeting.

Q.      On what proposals am I being asked to vote?

A. You are being asked to approve new investment advisory agreements (the "New Advisory Agreements") between the Funds and McMorgan & Company LLC, for the provision of advisory services to the Funds. You are also being asked to approve new sub-advisory agreements (the "New Sub-Advisory Agreements") between McMorgan & Company LLC, in its capacity as the investment adviser for each Fund, and New York Life Investment Management LLC ("NYLIM"), for the provision of sub-advisory services to the Funds. Pursuant to the New Sub-Advisory Agreements and subject to the oversight and supervision by McMorgan & Company LLC and the officers and Board of Trustees of the Trust (the "Board"), NYLIM will manage the investment and reinvestment of the assets of the Equity Investment Fund and the equity portion of the assets of the Balanced Fund.

Q.      Why am I being asked to approve these agreements?

A. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which requires that any investment advisory agreement for a mutual fund contain a provision for its automatic termination if the adviser assigns the advisory agreement. In the event of a termination pursuant to this provision, the 1940 Act and the rules thereunder allow for the adoption of interim agreements under certain circumstances. Shareholders must vote on and approve final agreements within an allotted time period. This provision is designed to ensure that shareholders are active in determining what company or persons manage the funds.

McMorgan & Company LLC recently entered into interim advisory agreements with the Funds and interim sub-advisory agreements with NYLIM for the provision of advisory services to the

Funds. These interim agreements effectively acted as an assignment of the preexisting investment advisory agreements between McMorgan & Company LLC and each of the Funds, terminating those agreements.

Q. How will my approval of these proposals affect the management and operation of the Funds?

A. McMorgan & Company LLC has been the investment adviser for the Funds since their inception. Following the approval of the New Advisory Agreements and the New Sub-Advisory Agreements, McMorgan & Company LLC will continue to provide overall management of the Funds, but will delegate certain duties to NYLIM. NYLIM will manage the day-to-day equity investment operations of the Funds and be responsible for the purchase, retention and disposition of the securities in each Fund's equity investment portfolio, in accordance with the stated investment objectives of each Fund.

Q. What are the primary reasons for the selection of New York Life Investment Management LLC as Sub-Adviser for the Funds?

A. The Board weighed a number of factors in selecting NYLIM as the investment sub-adviser for the Funds, including:

    o the Board's evaluation of NYLIM's qualifications and performance record in accounts with similar investment objectives;
    o the Board's familiarity with NYLIM's services as a sub-advisor to another series of the Trust and as administrator and accounting agent for the Funds; and
    o NYLIM's affiliation with McMorgan & Company LLC and its willingness to serve as sub-advisor without increasing the Funds' management fees;
    o the fact that McMorgan & Company LLC will continue as the overall investment adviser to the Funds.

Q. Does the proposed change mean that each Fund's investment objective is being changed?

A. No. The introduction of a sub-adviser will not alter either Fund's investment objective.

Q. Does the proposed change mean that my Fund's investment advisory fee will increase?

A. No. The investment advisory fee paid by shareholders will not be impacted by the appointment of NYLIM. NYLIM will be paid by McMorgan & Company LLC.

Q.      Has the Board approved the proposals?

A. Yes. The Board has approved the proposals and recommends that you approve them.

Q. Are there any differences between the former agreements, interim agreements and the proposed agreements?

A. As described above, McMorgan & Company LLC will continue to provide overall management of the Funds, but will delegate certain responsibilities. NYLIM will undertake management of the equity investment operations of the Funds. Your approval of the New Advisory and Sub-Advisory Agreements is not expected to increase the management fees or expense structure of the Funds, or decrease the nature, extent, or quality of services provided to the Funds.

Q.      Who is asking for my vote?

A. The Board is requesting your vote on the Proposals discussed more fully in the accompanying Proxy Statement. The Board voted to approve the Proposals on March 9, 2005, and recommends that you vote FOR the Proposals.

Q.      What vote is required?

A. The vote required is the "vote of the majority of the outstanding voting securities," which is defined under the 1940 Act as the lesser of: (i) 67 percent or more of the voting securities of each respective Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50 percent of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (ii) more than 50 percent of the outstanding shares of respective Fund entitled to vote thereon. All shares of a Fund affected by a Proposal will vote together as a single class on such proposal.

Q.      How may I vote my shares?

A. You may attend the Special Meeting and vote in person or you may complete and return the proxy card. Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you simply sign and date the proxy card, but do not indicate a specific vote for a Proposal, your shares will be voted FOR the Proposal and to GRANT discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (i) filing with the respective Fund a written notice of revocation,
(ii) by delivering a properly executed proxy bearing a later date, or (iii) by attending the Special Meeting and voting in person.

Q.      How will shares held in "street name" be voted?

A. The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that stock exchange rules will not permit the broker-dealers to vote on the Proposals on behalf of their customers and beneficial owners.

Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) do not constitute votes FOR or AGAINST a Proposal and are disregarded in determining the "votes cast" when the voting requirement for a Proposal is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Special Meeting. Broker non-votes do not constitute votes FOR and are treated as votes AGAINST when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting shares entitled to vote.

Q.      How can a quorum be established?

A. A majority of each Fund's outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes (as described above), and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Q.      Can shareholders submit additional proposals?

A. The Trust and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to McMorgan Funds, One Bush Street, Suite 800, San Francisco, California 94104, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the relevant Fund.

Q. What will happen if there are not enough votes to approve the investment advisory agreements and the sub-advisory agreements?

A. It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote after several weeks, you may be contacted by officers of the Trust or McMorgan & Company LLC, who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposals with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting of the concerned Fund to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the Proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

Q.      How do I sign the proxy card?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

        JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

        ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity.

        For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF McMORGAN FUNDS TO BE HELD ON MAY 24, 2005.

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the McMorgan Balanced Fund and the McMorgan Equity Investment Fund (each a "Fund" and collectively, the "Funds") will be held at the offices of McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, California 94104, on May 24, 2005, at 9:00 a.m., Pacific Time. The mailing date of this Proxy Statement and accompanying form of proxy is March 31, 2005.

At the Special Meeting you will be asked to consider the following proposals:

                                                     SHAREHOLDERS ENTITLED TO
PROPOSAL                                             VOTE ON PROPOSAL
--------------------------------------------------   ---------------------------
1. To approve a new Investment Advisory Agreement    Shareholders of the
between the McMorgan Balanced Fund and McMorgan &    McMorgan Balanced Fund
Company LLC.

2. To approve a new Investment Advisory Agreement    Shareholders of the
between the McMorgan Equity Investment Fund and      McMorgan Equity Fund
McMorgan & Company LLC.

3. To approve a new Sub-Advisory Agreement between   Shareholders of the
McMorgan & Company LLC and New York Life             McMorgan Balanced Fund
Investment Management LLC with respect to the McMorgan Balanced Fund.

4. To approve a new Sub-Advisory Agreement between   Shareholders of the
McMorgan & Company LLC and New York Life             McMorgan Equity Investment
Investment Management LLC with respect to the        Fund
McMorgan Equity Investment Fund (the equity portion only).

5. To transact such other business as may properly   Shareholders of each Fund
come before the meeting or any adjournment thereof.

1.

2.

3.

4.

5.

You may vote at the Special Meeting if you are a record owner of the shares of the applicable Fund as of the close of business on March 23, 2005 ("Record Date"). We urge you to spend a few minutes reviewing the proposals in the proxy statement. If you attend the Special Meeting, you may vote your shares in person. If you do not expect to attend the Special Meeting, please vote by using the touch-tone telephone or Internet voting instructions found below or by completing the enclosed proxy card and returning it in the accompanying postage-paid envelope. To avoid unnecessary expense to the Funds, we request that you vote no matter how small your holding may be. Your vote is important. Your proxy is revocable at any time prior to its use.

If you have any questions regarding the proxy materials, please contact McMorgan Funds by calling toll-free 800-831-1994.

                                        By Order of the Board of Trustees,

                                        Teresa Matzelle,
                                        Secretary

                                        _____________, 2005

                                 MCMORGAN FUNDS:

                                  BALANCED FUND
                             EQUITY INVESTMENT FUND

                                 ONE BUSH STREET
                                    SUITE 800
                             SAN FRANCISCO, CA 94101

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  MAY 24, 2005

GENERAL

        This Proxy Statement is furnished to the shareholders of the McMorgan Balanced Fund and the McMorgan Equity Investment Fund (each a "Fund" and collectively the "Funds"), each a series of the McMorgan Funds (the "Trust"), a Delaware statutory trust, in connection with the solicitation by management of proxies to be used at a Special Meeting (the "Meeting" or "Special Meeting") of shareholders to be held on May 24, 2005, or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Proxy Card will first be mailed on or about March 31, 2005.

PROPOSALS

At the Special Meeting you will be asked to consider the following proposals:

1. To approve a new Investment Advisory Agreement between the McMorgan Balanced Fund and McMorgan & Company LLC.

2. To approve a new Investment Advisory Agreement between the McMorgan Equity Investment Fund and McMorgan & Company LLC.

3. To approve a new Sub-Advisory Agreement between McMorgan & Company LLC and New York Life Investment Management LLC with respect to the McMorgan Equity Investment Fund.

4. To approve a new Sub-Advisory Agreement between McMorgan & Company LLC and New York Life Investment Management LLC with respect to the McMorgan Balanced Fund (the equity portion only).

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

SHARE OWNERSHIP

        Each Fund is a separate series of shares of capital stock. As of March 23, 2005 (the "Record Date"), the number of outstanding shares of each the Funds was as follows:

        FUND                            OUTSTANDING SHARES

        Equity Investment Fund
        Balanced Fund

        To the knowledge of the Trust, as of the Record Date, the following persons or "groups" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) had the power to direct the vote of more than 5% of any Fund's outstanding shares:

        As of the Record Date, to the knowledge of the Trust's management, the Trustees and Officers of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Balanced Fund and, in the aggregate, less than 5% of the outstanding shares of the Equity Investment Fund.

PROXIES AND VOTING

        In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions, either: (1) on the enclosed Proxy Card, dating and sign the form, and mailing the form promptly in the enclosed postage-paid envelope, allowing sufficient time for the form to be received before the Meeting; or (2) by relaying your voting instructions via telephone or through the Internet by following the enclosed instructions. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

        A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement are not received from Shareholders, the Funds or McMorgan & Company LLC may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Shareholders. Any such adjournment with respect to a Fund will require the affirmative vote of a majority of the shares of that Fund, present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each Fund's Shareholders.

        Shares of the Funds will be voted separately. Approval of a proposal by one Fund will not affect approval by the other Fund.

        Unless the voting instructions direct the Funds or McMorgan & Company LLC otherwise, votes pursuant to the enclosed voting instructions will be cast for the New Investment Advisory and New Sub-Advisory Agreements.

        Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (i) written instruction addressed to the Secretary of the Funds at One Bush Street, Suite 800, San Francisco, CA 94101; (ii) attendance at the Meeting and voting in person; or (iii) by proper execution and return of a new Proxy Card (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

        All expenses of the preparation and distribution of these proxy materials and certain expenses incurred in connection with the transitioning of the Funds' investment portfolios from the management of McMorgan & Company LLC to New York Life Investment Management LLC ("NYLIM") will be borne by McMorgan & Company LLC. The Funds will pay certain legal expenses related to the proposals that will be voted on. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of McMorgan & Company LLC, or of the Funds or its affiliates, personally or by telephone or telegraph or by one or more proxy soliciting firms. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of Proxy Cards. For those services, they will be reimbursed by McMorgan & Company LLC for their out-of-pocket expenses.

                              SUMMARY OF PROPOSALS

        In late 2004 and early 2005, McMorgan & Company LLC reviewed the operations of its equity group and determined that it would be in the best interests of shareholders of the Funds and other advisory clients to, among other things, transfer equity management responsibilities to an affiliated entity. During 2004, the Funds sustained lagging performance in the equity sector.

In addition, McMorgan and Company LLC suffered the tragic loss of its Co-Director of Equity Investments towards the close of the calendar year. In light of these developments, McMorgan & Company LLC recommended the restructuring of the investment advisory arrangements for the Funds.

        At a telephonic meeting of the Board of Trustees of the Trust (the "Board") on February 15, 2005, representatives of McMorgan & Company LLC discussed its review of its equity management group and the proposed changes with the Trustees. McMorgan & Company LLC recommended that the Board approve the restructuring of the investment advisory arrangements for the Funds by appointing a new sub-adviser to handle day-to-day portfolio management of the Equity Investment Fund and the equity assets of the Balanced Fund, while McMorgan & Company LLC continued to oversee the overall management of both Funds and to manage the fixed-income securities of the Balanced Fund. In particular, McMorgan & Company LLC recommended that the Board: (1) terminate the existing investment advisory agreements with the Funds, (2) reappoint McMorgan & Company LLC as each Fund's investment adviser, and (3) appoint NYLIM as the Equity Investment Fund's investment sub-adviser and the Balanced Fund's investment sub-adviser (equity securities only). Under this arrangement, NYLIM would manage the equity assets of the Funds subject to McMorgan & Company LLC's oversight. No change in either Fund's investment objectives, policies or limitations is being proposed nor is there any proposed change in the management fee or expense structure of the Funds.

        THE FUNDS WILL CONTINUE TO INVEST IN COMMON STOCKS OF WELL-ESTABLISHED U.S. COMPANIES, AND THE S&P 500 INDEX WILL REMAIN AS THE BENCHMARK FOR THE FUNDS.

        NYLIM, IN MANAGING THE EQUITY PORTION OF THE FUNDS, WILL SEEK TO IDENTIFY COMPANIES THAT ARE CONSIDERED TO HAVE A PROBABILITY OF OUTPERFORMING THE S&P 500 OVER THE FOLLOWING SIX TO TWELVE MONTHS. THE UNDERLYING PROCESS FOR SELECTING STOCKS WILL BE BASED ON A QUANTITATIVE METHOD THAT RANKS SECURITIES BASED ON TRADITIONAL VALUE MEASURES, EARNINGS, QUALITY AND TECHNICAL FACTORS. PURCHASE AND SELL DECISIONS WILL BE MADE BASED ON THE QUANTITATIVE MODEL. ON OCCASION, TRADING STRATEGIES THAT SEEK TO REALIZE RETURNS OVER SHORTER PERIODS MAY BE EMPLOYED. THE QUANTITATIVE NATURE OF THE NEW PROCESS IS THE PRINCIPAL DIFFERENCE IN THE NEW MANAGEMENT STYLE OF THE PORTFOLIOS. THE PREVIOUS APPROACH EMPLOYED A MORE ACTIVELY MANAGED STYLE, WHERE ALL DECISIONS RELATED TO PORTFOLIO CONSTRUCTION AND INDIVIDUAL SECURITY SELECTION WERE MADE BY THE EQUITY TEAM.

        ON AN INDIVIDUAL SECURITY BASIS, THE UNIVERSE OF COMPANIES THAT WILL BE CONSIDERED AS POSSIBLE INVESTMENTS WILL INCLUDE BOTH THE S&P 500 INDEX AND THE S&P 400 MIDCAP INDEX. ALTHOUGH THE FUNDS WILL POTENTIALLY INVEST IN SMALLER COMPANIES THAN UNDER THE PREVIOUS STRATEGY, THEY WILL MAINTAIN AN OVERALL BIAS TOWARD LARGER CAPITALIZATION COMPANIES. AS AN ENHANCED INDEX STRATEGY, THE FUNDS ARE EXPECTED TO HOLD APPROXIMATELY [500-600] SECURITIES, A SIGNIFICANTLY LARGER NUMBER OF SECURITIES THAN THE 75-90 THAT WERE HELD UNDER THE PREVIOUS STRATEGY. NYLIM WILL CONTINUE

TO MANAGE EACH FUNDS' EQUITY PORTFOLIO WITH A CORE ORIENTATION, INCLUDING BOTH GROWTH AND VALUE EQUITIES.

        At the February 15, 2005 meeting of the Board, on the basis of the information provided to it and its evaluation of that information, the Board, including a majority of its members who are not "interested persons" (the "Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), approved the termination of the then current investment advisory agreements ("Former Advisory Agreements") between each Fund and McMorgan & Company LLC. The Board, including all of the Independent Trustees, also approved: (1) an Interim Investment Advisory Agreement between each Fund and McMorgan & Company LLC (the "Interim Advisory Agreements") that permit McMorgan & Company LLC to serve as the investment adviser of the Funds until the required shareholder approval is obtained or for 150 days, whichever occurs first; and (2) Interim Sub-Advisory Agreements between McMorgan & Company LLC (on behalf of the Funds), and NYLIM (the "Interim Sub-Advisory Agreements") that permit NYLIM to serve as the sub-adviser of the Funds until the required shareholder approval is obtained or for 150 days, whichever occurs first.

        At a subsequent in-person meeting on March 9, 2005, the Board of Trustees, including a majority of the Independent Trustees, considered and approved the presentation to shareholders of a definitive Investment Advisory Agreement between each Fund and McMorgan & Company LLC (the "New Advisory Agreements") and a definitive Sub-Advisory Agreement between McMorgan & Company LLC and NYLIM on behalf of each Fund (the "New Sub-Advisory Agreements"). See below for more information regarding the Board's consideration and approval of the New Investment Advisory Agreements and Sub-Advisory Agreements.

        Pursuant to applicable Securities and Exchange Commission ("SEC") regulations, the New Advisory Agreements are necessary because the Former Advisory Agreements terminated as a result of the assignment of the agreements to NYLIM and each Interim Advisory Agreements has a maximum duration of 150 days, that is, until July 15, 2005. Thus, you are being asked to approve the New Advisory Agreements, a form of each of which is attached as Exhibit A and B, to permit McMorgan & Company LLC to continue to serve as the investment adviser for the Equity Investment Fund and Balanced Fund (including portfolio management responsibility over the fixed-income assets) after that date.

        The Board recommends that shareholders approve the New Advisory Agreements between McMorgan & Company LLC and the Funds for the provision of investment advisory services, which would become effective upon shareholder approval. The New Advisory Agreements are substantially similar to the Former and Interim Advisory Agreements between McMorgan & Company LLC and the Funds and differ primarily in the effective and termination date and the addition of provisions for the delegation of certain services to a sub-adviser.

        The shareholders of the McMorgan Balanced Fund and the McMorgan Equity Investment Fund are being solicited with respect to this Proposal.

        Pursuant to applicable SEC regulations, the New Sub-Advisory Agreements are necessary because the Interim Sub-Advisory Agreements each has a maximum duration of 150 days, that is, until July 15, 2005. Thus, you are being asked to approve the New Sub-Advisory Agreements, a form of each of which is attached as Exhibit C and D, to permit NYLIM to continue to serve as the investment sub-adviser for the Equity Investment Fund and Balanced Fund (including portfolio management responsibility over the equity assets) after that date.

        The Board recommends that shareholders approve the proposed Sub-Advisory Agreements between McMorgan & Company LLC, on behalf of the Funds, and NYLIM, which would become effective upon shareholder approval. The New Sub-Advisory Agreements provide that NYLIM will manage the equity investment securities of the Funds, including the purchase, retention and disposition of securities in accordance with the investment objectives, policies and restrictions of each Fund.

        The shareholders of the McMorgan Balanced Fund and the McMorgan Equity Investment Fund are being solicited with respect to each Proposal.

                 INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

        This section sets forth a summary of the Former, Interim and New Advisory Agreements, a summary of the Interim and New Sub-Advisory Agreements and a discussion of the factors considered by the Board when it voted to recommend the New Advisory Agreements and New Sub-Advisory Agreements.

FORMER ADVISORY AGREEMENTS

        Under the Former Advisory Agreements, McMorgan & Company LLC was responsible for overall management of the Funds. McMorgan & Company LLC supplied investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom that Fund's portfolio transactions were executed. McMorgan & Company LLC also administered the business affairs of each Fund, furnished offices, necessary facilities and equipment, and provided certain administrative support. Each Former Advisory Agreement provided that McMorgan & Company LLC would not be liable for any error of judgment or mistake of law, or for any loss suffered by the particular Fund in connection with the matters to which the advisory agreement related, except in the case of a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of McMorgan & Company LLC.

        McMorgan & Company LLC's activities as the investment adviser were subject to the review and supervision of the Board, to which McMorgan & Company LLC rendered periodic reports with respect to each Fund's investment activities. For providing investment advisory services, each Fund paid McMorgan & Company LLC a monthly fee at annual rates based on each Fund's average daily net assets before any fee waiver, as follows:

        Balanced Fund - 0.45%
        Equity Investment Fund - 0.50%

        McMorgan & Company LLC voluntarily agreed, and continues voluntarily to agree, to limit the Funds' total expenses to an annual expense ratio of 0.75% as to the Equity Investment Fund and 0.60% as to the Balanced Fund.

        The aggregate amount of McMorgan & Company LLC's fee for providing investment advisory services to the Funds, for the last fiscal year, was: Equity Investment Fund - $1,028,562; Balanced Fund - $453,482.

NEW AND INTERIM INVESTMENT ADVISORY AGREEMENTS

        Under the New Investment Advisory and Sub-Advisory Agreements, McMorgan & Company LLC will continue to serve as investment adviser to each Fund, to provide portfolio management oversight of each Fund, and to manage the fixed-income securities of the Balanced Fund. The advisory fee under the Interim and New Advisory Agreements is the same as under the respective Former Advisory Agreements and is equal to an annual rate of 0.50% of the Equity Investment Fund's average daily net assets and 0.45% of the Balanced Fund's average daily net assets. The Interim Advisory Agreements and the Interim Sub-Advisory Agreements became effective on February 15, 2005.

        There are no material differences among the Former, Interim and New Investment Advisory Agreements. They differ primarily in their effective and termination dates and the addition of provisions allowing for the delegation of certain responsibilities to a sub-adviser. In addition, new provisions were added to allow McMorgan & Company LLC and any sub-adviser to aggregate securities orders of the Funds with other clients of McMorgan & Company LLC or a sub-adviser, require McMorgan & Company LLC to have procedures designed to prevent persons having the authority to select broker-dealers for the Funds from taking into account the sale of Fund shares, require McMorgan & Company LLC to pay salaries of its employees who are officers or Trustees of the Trust, require McMorgan & Company LLC to maintain certain books and records state McMorgan & Company LLC is liable to the Funds if it breaches its fiduciary duty and state that the Agreements are governed by California law.

        The New Advisory Agreements may be terminated at anytime without penalty by the Board, or by a majority of the outstanding shares of the class of stock representing an interest in the Funds, on sixty (60) days written notice to McMorgan & Company LLC. The New Advisory Agreements will each automatically terminate in the event of its assignment.

        The forms of the New Investment Advisory Agreements are attached hereto and labeled as Exhibit A. The Board, including all of the Independent Trustees, held meetings on February 15, 2005 and March 9, 2005 to consider the New Investment Advisory Agreements.

NEW AND INTERIM SUB-ADVISORY AGREEMENTS

        Under the New and Interim Sub-Advisory Agreements, McMorgan & Company LLC engages at its own expense the services of NYLIM in connection with McMorgan & Company LLC 's management of the Equity Investment Fund and the equity portion of the Balanced Fund.

NYLIM shall carry out its responsibilities under the New and Interim Sub-Advisory Agreements in compliance with: (a) the Funds' investment objectives, policies, and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's Trustees may from time to time establish or issue and communicate to NYLIM in writing, and (c) applicable law and related regulations. In particular, NYLIM shall furnish continuously an equity investment program for the Funds and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Funds shall be held in various securities, or other investments. In this connection, NYLIM shall provide McMorgan & Company LLC and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request regarding NYLIM's management of the Funds' assets.

        For the services rendered, the facilities furnished, and the expenses assumed by NYLIM, McMorgan & Company LLC shall pay NYLIM an amount equal to 0.25% of the daily net assets of each Fund. If McMorgan & Company LLC has waived a portion of its advisory fee received from a Fund pursuant to a fee waiver or reimbursement arrangement with the Fund, it will reduce the amount of fee paid to NYLIM by 50% of the amount waived. The fee and other terms of NYLIM's compensation may be waived by McMorgan & Company LLC and NYLIM upon notice to the Board.

        Consistent with the requirements of the 1940 Act, NYLIM provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of NYLIM or its officers, Trustees or employees, or reckless disregard by NYLIM of its duties under the Subadvisory Agreement (together, "disabling conduct"), NYLIM shall not be liable to McMorgan & Company LLC, the Funds, or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

        The New Sub-Advisory Agreement may be terminated at any time without penalty, by the Board, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Funds, on sixty (60) days written notice to McMorgan & Company LLC and NYLIM, or by McMorgan & Company LLC, or by NYLIM, on sixty (60) days written notice to the other. The New Sub-Advisory Agreements shall each automatically terminate in the event of its assignment or in the event of the termination of the applicable Investment Advisory Agreement between McMorgan & Company LLC and the Fund regarding McMorgan & Company LLC's management of the Funds.

        The forms of the New Sub- Advisory Agreements are attached hereto and labeled as Exhibit B. The Board, including all of the Independent Trustees, held meetings on February 15, 2005 and March 9, 2005 to consider the New Sub-Advisory Agreements.

                              BOARD CONSIDERATIONS

NEW ADVISORY AGREEMENTS

The Board, including all of the Independent Trustees, met on March 9, 2005 to consider the New Investment Advisory Agreements. At the meeting, the Board requested and received written materials and oral presentations from McMorgan & Company LLC and Morningstar Associates LLC, an independent Fund consultant ("Morningstar"). The Board had requested and reviewed additional materials and presentations in connection with its approval of the Interim Advisory Agreements at its meeting held on February 15, 2005. In reaching its determinations, the Board considered the following factors, among others:

Nature, Extent and Quality of Services

        The Board examined the nature, extent and quality of the services to be provided by McMorgan & Company LLC to the Funds. The Board evaluated McMorgan & Company LLC's experience in serving as an investment adviser and noted that McMorgan & Company LLC currently manages other funds, provides investment advice to various clients, including other pooled investment vehicles, and has experience with overseeing NYLIM as a sub-adviser. The Board noted the experience of key personnel at McMorgan & Company LLC in providing investment management and administrative services and the systems used by such persons, as well as the reputation and financial condition of McMorgan & Company LLC. The Board also noted the terms of the New Advisory Agreement and the responsibilities that McMorgan & Company LLC will have as investment adviser to the fixed-income portfolio of the Balanced Fund, including the provision of investment management services to the Funds, oversight of the sub-adviser's compliance with each Fund's policies and objectives, oversight of general Fund compliance, and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of McMorgan & Company LLC's experience, personnel, operations and resources.

Investment Performance of the Funds and  McMorgan & Company LLC

        The Board examined performance information for the Funds provided by Morningstar. The Board noted that the average annual total returns for the Funds for the last one, five and ten years ended December 31, 2004 were lower than those of the Funds' benchmarks for the same time periods. The Board also noted that the average annual total returns for both the Funds for the one, five and ten year periods ended December 31, 2004 were lower than those of the unaffiliated funds in the Funds' peer groups for the same time periods. As previously noted, the Board determined that the equity performance record of the Funds was substandard, and the Board concluded that the Funds were likely to benefit from transferring equity portfolio management responsibilities from McMorgan & Company LLC to NYLIM.

Comparative Fees and Expense Ratios

        The Board examined the fee and expense information for the Funds as compared to other funds in the Funds' peer group, provided by Morningstar. The Board determined that the management fees for each Fund were lower than the average management fees for other mutual funds similar in size, character and investment objective, including funds using an enhanced index strategy. The Board also evaluated the expense ratios for comparable funds and determined that each Fund's expense ratio was significantly lower than the ratio of such other funds. The Board further noted that the compensation to be received under the New Advisory Agreements was not greater than the compensation that would have been received under the Former Advisory Agreements. The Board concluded that each Fund's management fee was reasonable and compared fairly to that of comparable mutual funds.

Costs of Services and Profits Realized by McMorgan & Company LLC

        The Board considered the costs to McMorgan & Company LLC of serving as the investment adviser to the Funds, including the costs associated with the transaction and with the personnel, systems and equipment necessary to manage the Funds in accordance with the New Advisory Agreements. The Board noted that McMorgan & Company LLC is also responsible for paying NYLIM's sub-advisory fees. In addition, the Board noted that McMorgan & Company LLC is responsible for paying the salaries, expenses, and fees of all Trustees and officers of the Trust who are also directors and officers of McMorgan & Company LLC. The Board considered the anticipated revenues that McMorgan & Company LLC expected to receive for serving as the investment manager to the Funds, the fact that McMorgan & Company LLC was currently reimbursing certain expenses of the Balanced Fund, and the fact that the management fees paid by the Funds were lower than management fees paid by similar funds. In light of the Board concluded that the profits to be realized by McMorgan & Company LLC were reasonable.

Economies of Scale

        The Board considered the extent to which the management fees to be paid to McMorgan & Company LLC reflected economies of scale. In this connection, the Board noted that the management fees were below the median fees for other similar funds at the same asset levels. Based on its review, the Board concluded that each Fund's management fee structure was reasonable.

Other Benefits to McMorgan & Company LLC and Affiliates

        The Board recognized that McMorgan & Company LLC and certain of its affiliates serve the Trust in various other capacities, including as investment manager, sub-adviser, administrator, accounting agent, transfer agent and distributor, and receive compensation from the Trust in connection with providing these services to the Trust. The Board also noted that the Funds provide an investment vehicle for clients of McMorgan & Company LLC.

        On the basis of the information provided to it and its evaluation of that information, the Board, including all of the Independent Trustees, determined to approve the New Investment Advisory Agreements and to recommend the Agreements to each Fund's shareholders.

NEW AND INTERIM SUB-ADVISORY AGREEMENTS

        In connection with approving the New Sub-Advisory Agreements, the Board held a meeting on March 9, 2005. At its meeting, the Board, including all of the Independent Trustees, considered and approved the presentation to shareholders of the New Sub-Advisory Agreements. In reaching its conclusion, the Board considered the following:

Nature, Extent and Quality of Services

        The Board examined the nature, extent and quality of the services to be provided by NYLIM to the Funds. The Board evaluated NYLIM's experience in serving as a sub-adviser to the McMorgan High Yield Fund and noted that NYLIM currently provides investment advice to various clients, including other pooled investment vehicles. The Board noted the experience of key personnel at NYLIM in providing investment management services and the systems used by such persons, as well as the reputation and financial condition of NYLIM. The Board also noted the terms of the New Sub-Advisory Agreements and the responsibilities that NYLIM will have as sub-adviser to the Funds, including the responsibility of the day-to-day management of the investment portfolio of the Equity Investment Fund and the equity portion of the investment portfolio of the Balanced Fund, compliance with each Fund's policies and objectives, and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

Investment Performance of NYLIM

        The Board examined performance information for similar equity accounts managed by NYLIM. The Board noted that the performance record of similar equity accounts managed by NYLIM compared reasonably to the Funds' benchmarks and generally has equaled or exceeded the Equity Investment Fund's and the equity portion of the Balanced Fund's performance since the inception of those accounts in 1997. Based on NYLIM's prior performance, the Board concluded that, although the past performance of NYLIM is no guarantee of future performance, the Funds were likely to benefit from NYLIM serving as sub-adviser to the Funds.

Compensation Fees and Expense Ratios; Costs of Services and Profits Realized by NYLIM; Economies of Scale

        Because NYLIM is an affiliate of McMorgan & Company LLC and McMorgan & Company LLC is paying NYLIM's sub-advisory fees, the Board did not consider these factors as they relate to NYLIM separately from its consideration of the same factors as they relate to McMorgan & Company LLC.

Benefits Accrued by NYLIM and Its Affiliates

        In evaluating the benefits that are expected to accrue to NYLIM through its relationship as sub-adviser to the Funds, the Board recognized that NYLIM and certain of its affiliates serve the Trust in various other capacities, including as investment manager, sub-adviser, administrator and distributor, and receive compensation from the Trust in connection with providing services to the Trust. The Board noted, in particular, that NYLIM also serves as each Funds administrator accounting agent and transfer agent, and receives compensation in connection with serving in those roles. The Board also noted that the Funds provide an investment vehicle for customers of NYLIM and its affiliates and that NYLIM is expected to benefit from "soft dollar" arrangements by which brokers will provide research and other services to NYLIM in exchange for commissions on trades of Fund portfolio securities.

        On the basis of the information provided to it and its evaluation of that information, the Board, including a majority of the Independent Trustees, concluded that the New Sub-Advisory Agreements are fair and in the best interests of each Fund's shareholders.

REQUIRED VOTE: Provided that a quorum is present, the approval of each New Advisory Agreement and New Sub-Advisory Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the shares of each Fund present or represented at the Special Meeting, if the holders of more than 50% of each Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of each Fund. If the required vote is obtained, the New Advisory and Sub-Advisory Agreements will be effective immediately.

        In the event that shareholders of the Funds do not approve each of the New Investment Advisory and New Sub-Advisory Agreements, the Board will take such action it deems to be in the best interest to the shareholders of the Funds, including seeking interim investment advisory services at the lesser of the cost of providing the actual services or the current fee rate either from McMorgan & Company LLC or from another advisory organization and negotiating a new investment advisory and, possibly, sub-advisory agreement with an advisory organization selected by the Board, subject to the approval of the shareholders of the Funds.

          THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                         TO APPROVE EACH NEW AGREEMENT.

                               GENERAL DISCLOSURE

        The following section sets forth information about McMorgan & Company LLC, NYLIFE Distributors, NYLIM, and NYLIM Services LLC.

INFORMATION CONCERNING MCMORGAN & COMPANY LLC, THE INVESTMENT ADVISER:

        As noted above, McMorgan & Company LLC currently serves as the investment adviser to the Trust. McMorgan & Company LLC is an investment adviser registered with the Securities and Exchange Commission. Its principal office is located at One Bush Street, Suite 800, San Francisco, CA 94104. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company, 51 Madison Avenue, Suite 3200, New York, New York 10010. As of December 31, 2004, McMorgan & Company LLC had approximately $16 billion in assets under management and managed six Funds.

        The names, addresses and principal occupations of the principal executive officer and directors of McMorgan & Company LLC can be found in Exhibit C. The name of each officer or director of the Trust who is an officer, employee, director, general partner or shareholder of McMorgan & Company LLC is also indicated in Exhibit E.

        McMorgan & Company LLC does not serve as an investment adviser to any investment companies with a similar investment objective to the Equity Investment Fund and the Balanced Fund.

INFORMATION CONCERNING NYLIFE DISTRIBUTORS LLC, THE UNDERWRITER:

        NYLIFE Distributors LLC is organized under the laws of Delaware and serves as the Trust's distributor and principal underwriter pursuant to the Underwriting Agreement. NYLIFE Distributors LLC is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Underwriting Agreement governing the relationship of NYLIFE Distributors LLC and the Trust remains in effect for two years following its initial effective date, and continues in effect if specifically approved at least annually by the Board or by a vote of a majority of the outstanding shareholders of the Funds.

INFORMATION CONCERNING NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE ADMINISTRATOR AND SUB-ADVISER:

        NYLIM serves as the administrator and accounting agent for the Trust and the sub-adviser for one other series of the Trust. Its principal offices are located at 51 Madison Avenue, New York, New York 10010. NYLIM and its affiliates have over $189 billion in assets under management as of December 31, 2004. NYLIM is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly owned subsidiary of New York Life Insurance Company.

        As the administrator and accounting agent, NYLIM provides such services as day-to-day administration of matters necessary to the Funds' operations, maintenance of records and books, preparation of reports and compliance monitoring.

        The names, addresses and principal occupations of the principal executive officer and directors of NYLIM can be found in Exhibit F. The name of each officer or Trustee of the Trust who is an officer, employee, director, general partner or shareholder of NYLIM is also indicated in Exhibit F.

INFORMATION CONCERNING NYLIM SERVICES LLC, THE TRANSFER AGENT:

        NYLIM Services LLC is organized under the laws of Delaware and serves as the Trust's transfer agent pursuant to the Transfer Agency Services Agreement. NYLIM Services LLC is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Insert a chart showing fees for FYE 2004 paid by each Fund to:

NYLIFE Distributors LLC
NYLIM
NYLIM Services LLC

        The services provided by NYLIFE Distributors LLC, NYLIM and NYLIM Services LLC as underwriter, administrator, accounting agent and transfer agent, will continue after the approval of the Proposals.


                             ADDITIONAL INFORMATION

SHAREHOLDER REPORTS

THE MCMORGAN FUNDS WILL FURNISH BY FIRST CLASS MAIL WITHIN THREE DAYS OF THE REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, TO ANY SHAREHOLDER. PLEASE SEND REQUESTS TO MCMORGAN FUNDS, ONE BUSH STREET, SUITE 800, SAN FRANCISCO, CALIFORNIA 94101 OR REQUEST THESE REPORTS BY CALLING 800-831-1994 OR ON THE TRUST'S WEBSITE AT WWW.MCMORGANFUNDS.COM.

TRANSACTIONS IN MCMORGAN & COMPANY LLC AND NEW YORK INVESTMENT MANAGEMENT LLC. No Trustees or officers of the Trust purchased or sold securities of McMorgan & Company LLC, NYLIM or New York Life Insurance Company since _______.

        The names of the Trustees and officers of the Funds who own shares of one or more Funds are identified in Exhibit G.

        A list of the shareholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of McMorgan & Company LLC for an inspection by any shareholder during regular business hours for ten business days prior to the date of the Special Meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

RECEIPT OF SHAREHOLDER PROPOSALS

        Notwithstanding the approval or disapproval of the Proposals described above, as in the past, the Board does not intend to call a regular annual meetings of shareholders of the Funds. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of Shareholders of a Fund, such proposal must be received by the Trust a reasonable time before the solicitation is to be made. The Trustees will call meetings of shareholders of a Fund as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Fund or to remove Trustees) or as they may determine in their discretion.

OTHER BUSINESS

        The management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the enclosed Proxy Card confers discretionary authority with respect to such matters as may properly come before the Meeting. It is the intention of Funds and McMorgan & Company LLC to vote in accordance with their judgment on such matters.

                                        By Order of the Board of Trustees,

                                        Teresa Matzelle,
                                        Secretary

                                        _____________, 2005

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS
          LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
                  INDICATED OR "FOR" IF NO CHOICE IS INDICATED.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. Approval of a Sub-Advisory Agreement between the McMorgan & Company LLC and New York Life Investment Management LLC on behalf of the McMorgan Equity Investment Fund.

                                        FOR      AGAINST     ABSTAIN
                                        [ ]      [ ]         [ ]

2.      To transact such other business as may properly come before the Meeting.

                                        FOR      AGAINST     ABSTAIN
                                        [ ]      [ ]         [ ]

Signature

        --------------------------------

Signature

        --------------------------------

Date:
        --------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validation your vote if you fail to sign your proxy card properly.

        1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

        2. Joint Accounts: Either party my sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

        3. All Other Accounts: The Capacity of the individual signing the proxy card should be indicted unless it is reflected in the form of registration For example:

                Registration                             Valid Signature
---------------------------------------------   --------------------------------
CORPORATE ACCOUNTS
(1)     ABC Corp                                ABC Corp.
                                                John Doe, Treasurer

(2)     ABC Corp                                John Doe, Treasurer

(3)     ABC Corp. c/o John Doe, Treasurer       John Doe

(4)     ABC Corp. Profit Sharing Plan           John Doe, Trustee

PARTNERSHIP ACCOUNTS
(1)     The XYZ Partnerships                    Jane B. Smith, Partner

(2)     Smith and  Jones, Limited Partnership   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)     ABC Trust Account                       Jane B. Doe, Trustee

(2)     Jane B. Doe, Trustee u/t/d 12/28/7      Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1)     John B. Smith, Cust. f/b/o
        John B. Smith, Jr.
        UGMA/UTMA                               John B. Smith

(2)     Estate of John B. Smith                 John B. Smith, Executor

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT
                                       FOR
                             EQUITY INVESTMENT FUND

        This Investment Advisory Agreement (the "Agreement") made this ___ day of May 2005, by and between McMorgan Funds, a Delaware Statutory Trust (the "Trust"), on behalf of the Equity Investment Fund (the "Fund"), and McMorgan & Company LLC, a Delaware limited liability company and registered investment adviser (the "Adviser").

        WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

        WHEREAS, the Trust wishes to retain the Adviser to provide or to arrange to provide overall management of the Fund, including investment advisory services, in the manner and on the terms and conditions set forth in this Agreement; and

        WHEREAS, the Adviser is willing to provide or to arrange to provide general management and investment advisory services to the Fund;

        NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

        1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to provide directly, or arrange third parties to provide, investment advisory and general management services to the Fund, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such engagement and agrees during such period, at its own expense, to provide, or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the supervision of the Board of Trustees of the Trust (the "Board") and the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Adviser may retain any affiliated or unaffiliated investment adviser(s), investment subadviser(s) or other party to perform any or all of the services set forth in this Agreement.

        The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide or arrange to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

        2. Duties of Adviser. The Trust employs the Adviser to, either directly or through investment subadvisers, manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and the Board concerning the Adviser's discharge of the foregoing responsibilities. The Fund acknowledges that the Adviser may select and contract with one or more subadvisers to manage all or a portion of the assets of the Fund. The Adviser will manage any portion of the assets of the Fund not so delegated. Should the Adviser delegate any portfolio management responsibilities to a subadviser, the Adviser will be responsible for supervising such subadviser and requiring the subadviser to provide periodic reports to the Board. Under any subadvisory arrangement, the Adviser will remain responsible for the overall supervision of the Fund. The Adviser shall vote proxies solicited by portfolio companies, unless the Adviser, subject to the Trust's and Board's ultimate supervision, delegates this responsibility to one or more subadvisers.

        3. Portfolio Transactions. The Adviser shall, either directly or through investment subadvisers, select or monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to appropriate policies and procedures approved by the Board and communicated to the Adviser, and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, it is understood that the Adviser or a subadviser appointed by the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the Board and the officers of the Trust such information relating to Fund transactions as they may reasonably request.

        On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate (or direct a subadviser to aggregate) the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        Consistent with Rule 12b-1(h) under the 1940 Act, the Adviser shall have adequate compliance policies and procedures (and verify that any subadviser has adequate compliance policies and procedures) in place to prevent any persons responsible for selecting broker-dealers to effect the Fund's securities transactions from taking into account such broker-dealer's promotion or sale of the Fund, or its promotion or sale of securities of any other registered investment company.

        4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.50% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis. The Adviser may pay a portion or the entire fee that it receives from the Fund to one or more subadvisers. After providing notice to the Fund's Board, the Adviser and a sub-adviser may vary the fee and the other terms of the compensation paid by the Adviser to the sub-adviser. In such case, the new terms shall be disclosed in the Prospectus or Statement of Additional Information, or both.

        5. Expenses. The Adviser (or its affiliates) shall pay all salaries, expenses, and fees of the directors and officers of the Fund who are officers, directors, partners, or employees of the Adviser or its affiliates. The Fund will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement or otherwise agreed upon.

        The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

        6. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

        7. Books and Records. The Adviser shall maintain, either directly or through investment subadvisers, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all the records relating to the Fund's investments that are required to be maintained by the Fund pursuant to paragraphs (b)(5), (b)(6),
(b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 of the 1940 Act. The Adviser agrees that all records that it maintains for the Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request.

        8. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as the services it provides to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

        9. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser or its officers, trustees or employees of their obligations and duties hereunder, the Adviser shall not be liable to the Trust, the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in
Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or in any other provision of the 1940 Act or the rules thereunder.

        The Adviser agrees to indemnify and defend the Trust and its officers and Trustees for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or other communication to current or prospective investors in the Fund, or for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

        The Trust shall indemnify and hold harmless the Adviser, and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

        No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

        10. Duration and Termination. This Agreement shall not become effective unless and until it is approved by the Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund. This Agreement shall become effective on the date which it is so approved. The Agreement shall continue in effect for one year and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Fund; and (b) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Fund, or by the Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

        11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

        12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

        13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at One Bush Street, Suite 800, San Francisco, California 94104; or (2) to the Fund at One Bush Street, Suite 800, San Francisco, California 94104.

        15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this __ day of May, 2005.


ATTEST                              EQUITY INVESTMENT FUND


                                    By:
----------------------------        ----------------------------
Teresa Matzelle                     Mark R. Taylor, President


ATTEST                              McMORGAN & COMPANY LLC


                                    By:
----------------------------        ----------------------------
Teresa Matzelle                     James M. Moss

                                    EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT
                                       FOR
                                  BALANCED FUND

        This Investment Advisory Agreement (the "Agreement") made this ___ day of May 2005, by and between McMorgan Funds, a Delaware Statutory Trust (the "Trust"), on behalf of the Balanced Fund (the "Fund"), and McMorgan & Company LLC, a Delaware limited liability company and registered investment adviser (the "Adviser").

        WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

        WHEREAS, the Trust wishes to retain the Adviser to provide or to arrange to provide overall management of the Fund, including investment advisory services, in the manner and on the terms and conditions set forth in this Agreement; and

        WHEREAS, the Adviser is willing to provide or to arrange to provide general management and investment advisory services to the Fund;

        NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

        1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to provide directly, or arrange third parties to provide, investment advisory and general management services to the Fund, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such engagement and agrees during such period, at its own expense, to provide, or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the supervision of the Board of Trustees of the Trust (the "Board") and the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Adviser may retain any affiliated or unaffiliated investment adviser(s), investment subadviser(s) or other party to perform any or all of the services set forth in this Agreement.

        The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide or arrange to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

        2. Duties of Adviser. The Trust employs the Adviser to, either directly or through investment subadvisers, manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and the Board concerning the Adviser's discharge of the foregoing responsibilities. The Fund acknowledges that the Adviser may select and contract with one or more subadvisers to manage all or a portion of the assets of the Fund. The Adviser will manage any portion of the assets of the Fund not so delegated. Should the Adviser delegate any portfolio management responsibilities to a subadviser, the Adviser will be responsible for supervising such subadviser and requiring the subadviser to provide periodic reports to the Board. Under any subadvisory arrangement, the Adviser will remain responsible for the overall supervision of the Fund. The Adviser shall vote proxies solicited by portfolio companies, unless the Adviser, subject to the Trust's and Board's ultimate supervision, delegates this responsibility to one or more subadvisers.

        3. Portfolio Transactions. The Adviser shall, either directly or through investment subadvisers, select or monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to appropriate policies and procedures approved by the Board and communicated to the Adviser, and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, it is understood that the Adviser or a subadviser appointed by the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the Board and the officers of the Trust such information relating to Fund transactions as they may reasonably request.

        On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate (or direct a subadviser to aggregate) the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        Consistent with Rule 12b-1(h) under the 1940 Act ,the Adviser shall have adequate compliance policies and procedures (and verify that any subadviser has adequate compliance policies and procedures) in place to prevent any persons responsible for selecting broker-dealers to effect the Fund's securities transactions from taking into account such broker-dealer's promotion or sale of the Fund, or its promotion or sale of securities of any other registered investment company.

        4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.50% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis. The Adviser may pay a portion or the entire fee that it receives from the Fund to one or more subadvisers. After providing notice to the Fund's Board, the Adviser and a sub-adviser may vary the fee and the other terms of the compensation paid by the Adviser to the sub-adviser. In such case, the new terms shall be disclosed in the Prospectus or Statement of Additional Information, or both.

        5. Expenses. The Adviser (or its affiliates) shall pay all salaries, expenses, and fees of the directors and officers of the Fund who are officers, directors, partners, or employees of the Adviser or its affiliates. The Fund will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement or otherwise agreed upon.

        The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

        6. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

        7. Books and Records. The Adviser shall maintain, either directly or through investment subadvisers, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all the records relating to the Fund's investments that are required to be maintained by the Fund pursuant to paragraphs (b)(5), (b)(6),
(b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 of the 1940 Act. The Adviser agrees that all records that it maintains for the Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request.

        8. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as the services it provides to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

        9. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser or its officers, trustees or employees of their obligations and duties hereunder, the Adviser shall not be liable to the Trust, the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in
Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or in any other provision of the 1940 Act or the rules thereunder.

        The Adviser agrees to indemnify and defend the Trust and its officers and Trustees for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or other communication to current or prospective investors in the Fund, or for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

        The Trust shall indemnify and hold harmless the Adviser, and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

        No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

        10. Duration and Termination. This Agreement shall not become effective unless and until it is approved by the Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund. This Agreement shall become effective on the date which it is so approved. The Agreement shall continue in effect for one year and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Fund; and (b) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Fund, or by the Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

        11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

        12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

        13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at One Bush Street, Suite 800, San Francisco, California 94104; or (2) to the Fund at One Bush Street, Suite 800, San Francisco, California 94104.

        15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this __ day of May, 2005.


ATTEST                              EQUITY INVESTMENT FUND


                                    By:
----------------------------        ----------------------------
Teresa Matzelle                     Mark R. Taylor, President


ATTEST                              McMORGAN & COMPANY LLC


                                    By:
----------------------------        ----------------------------
Teresa Matzelle                     James M. Moss

                                    EXHIBIT C

                             SUB-ADVISORY AGREEMENT
                         FOR THE EQUITY INVESTMENT FUND

        This Sub-Advisory Agreement (the "Agreement") made this ___ day of May, 2005, by and between McMorgan & Company LLC, a Delaware limited liability company (the "Adviser"), on behalf of McMorgan Funds (the "Trust") and the Equity Investment Fund (the "Fund"), a series of the Trust, and New York Life Investment Management LLC, a Delaware limited liability company (the "Sub-Adviser").

        WHEREAS, the Adviser and Sub-Adviser are each wholly-owned subsidiaries of New York Life Investment Management Holdings, LLC;

        WHEREAS, the Adviser has entered into the Investment Advisory Agreement, dated May __, 2005 (the "Advisory Agreement"), with the Trust;

        WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide certain investment advisory and related administrative services to the Fund;

        WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to one or more subadvisers; and

        WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services with respect to the Fund and the Sub-Adviser is willing to furnish such services;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

        1. Appointment. The Adviser hereby appoints the Sub-Adviser as an investment subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

        2. Duties as Sub-Adviser. Subject to the supervision of the Board of Trustees of the Trust (the "Board") and the Adviser, the Sub-Adviser shall manage the investment operations of the Fund and the composition of the portfolio of the Fund, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund, as specified in the currently effective Prospectus and Statement of Additional Information of the Trust, and subject to the following understandings.

            (a) The Sub-Adviser shall provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund.

            (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement.

            (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust and with the instructions and directions of the Board and the Adviser and will conform to and comply with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and all other applicable federal and state laws and regulations.

            (d) The Sub-Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to appropriate policies and procedures approved by the Board and communicated to the Sub-Adviser, and to the extent authorized by
Section 28(e) of the Securities Exchange Act of 1934, it is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Sub-Adviser will promptly communicate to the Board and the officers of the Trust such information relating to Fund transactions as they may reasonably request.

        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        Consistent with Rule 12b-1(h) under the 1940 Act, the Sub-Adviser shall have adequate compliance policies and procedures in place to prevent any persons responsible for selecting broker-dealers to effect the Fund's securities transactions from taking into account such broker-dealer's dealer's promotion or sale of the Fund, or its promotion or sale of securities of any other registered investment company.

            (e) The Sub-Adviser shall maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5),
(6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the rules thereunder and shall render to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request.

            (f) The Sub-Adviser shall provide the Fund's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

            (g) The Adviser shall vote proxies solicited by portfolio companies, unless the Adviser, subject to the Trust's and Board's ultimate supervision, delegates this responsibility to the Sub-Adviser.

        3. Sub-Adviser Personnel. The Sub-Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they are elected or appointed. Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of such Trustees, officers, or employees.

        4. Books and Records. The Sub-Adviser shall keep the Fund's books and records required to be maintained by it, pursuant to paragraph 2 hereof. The Sub-Adviser agrees that all records that it maintains for the Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser pursuant to paragraph 2 hereof.

        5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar or different services to others so long as its services under this Agreement are not impaired thereby.

        6. Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

            (a) Certificate of the Trust, and Trust Instrument of the Trust;

            (b) By-Laws of the Trust;

            (c) Certified Resolutions of the Board authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

            (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and

Exchange Commission (the "Commission") relating to the Fund and the Fund's Shares and all amendments thereto;

            (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

            (f) Each Prospectus and Statement of Additional Information of the Trust.

        7. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, or the Adviser.

        8. Compensation. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser within 10 business days after the end of each calendar month, a monthly fee of one twelfth of 0.25% of the Fund's average daily net assets for the month. If, however, the Adviser, pursuant to the terms of the Advisory Agreement, is required to reimburse the Fund for expenses or waive any expense for the Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the Sub-Adviser. After providing notice to the Fund's Board, the Adviser and Sub-Adviser may vary the fee and the other terms of the compensation paid by the Adviser to the Sub-Adviser. In such case, the new terms shall be set forth in an amendment to this Agreement and disclosed in the Prospectus or Statement of Additional Information, or both.

        9. Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Sub-Adviser or its officers, trustees or employees, of any of their obligations and duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to the Adviser, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or in any other provision of the 1940 Act or the rules thereunder.

        Sub-Adviser agrees to indemnify and defend the Adviser, its officers, directors, employees and any person who controls the Adviser, and the Trust, and its officers and Trustees, for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of: (a) any disabling conduct on the part of the Sub-Adviser, or (b) any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

        Adviser agrees to indemnify and defend the Sub-Adviser, its officers, directors, employees and any person who controls the Sub-Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Trust by Sub-Adviser).

        10. Duration and Termination. This Agreement shall not become effective unless and until it is approved by the Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund. This Agreement shall become effective on the date which it is so approved. The Agreement shall continue in effect for one year and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; or (b) the vote of a majority of outstanding voting securities of the Fund.

        This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Fund, by the Adviser, or by the Sub-Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

        11. Other Business. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

        12. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

        13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at One Bush Street, Suite 800, San Francisco, California 94104; or (2) to the Sub-Adviser at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

        15. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

        16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               NEW YORK LIFE INVESTMENT MANAGEMENT LLC

                               By:
                                      -------------------------------------
                               Name:   Gary Wendlandt
                               Title:  Chairman

                               McMORGAN & COMPANY LLC

                               By:
                                      -------------------------------------
                               Name:   Mark Taylor
                               Title:  President

                                    EXHIBIT D

                             SUB-ADVISORY AGREEMENT
                              FOR THE BALANCED FUND

        This Sub-Advisory Agreement (the "Agreement") made this ___ day of May, 2005, by and between McMorgan & Company LLC, a Delaware limited liability company (the "Adviser"), on behalf of McMorgan Funds (the "Trust") and the Balanced Fund (the "Fund"), a series of the Trust, and New York Life Investment Management LLC, a Delaware limited liability company (the "Sub-Adviser").

        WHEREAS, the Adviser and Sub-Adviser are each wholly-owned subsidiaries of New York Life Investment Management Holdings, LLC;

        WHEREAS, the Adviser has entered into the Investment Advisory Agreement, dated May __, 2005 (the "Advisory Agreement"), with the Trust;

        WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide certain investment advisory and related administrative services to the Fund;

        WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to one or more subadvisers; and

        WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services with respect to the Fund and the Sub-Adviser is willing to furnish such services;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

        1. Appointment. The Adviser hereby appoints the Sub-Adviser as an investment subadviser with respect to the equity portion of the Fund's investment portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

        2. Duties as Sub-Adviser. Subject to the supervision of the Board of Trustees of the Trust (the "Board") and the Adviser, the Sub-Adviser shall manage the investment operations and composition of the equity portion of the Fund's investment portfolio, as set forth in Schedule A of this Agreement, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund, as specified in the currently effective Prospectus and Statement of Additional Information of the Trust, and subject to the following understandings.

            (a) The Sub-Adviser shall provide supervision of the equity portion of the Fund's investment portfolio and shall determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund.

            (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement.

            (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust and with the instructions and directions of the Board and the Adviser and will conform to and comply with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and all other applicable federal and state laws and regulations.

            (d) The Sub-Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to appropriate policies and procedures approved by the Board and communicated to the Sub-Adviser, and to the extent authorized by
Section 28(e) of the Securities Exchange Act of 1934, it is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Sub-Adviser will promptly communicate to the Board and the officers of the Trust such information relating to Fund transactions as they may reasonably request.

        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        Consistent with Rule 12b-1(h) under the 1940 Act, the Sub-Adviser shall have adequate compliance policies and procedures in place to prevent any persons responsible for selecting broker-dealers to effect the Fund's securities transactions from taking into account such broker-dealer's promotion or sale of the Fund, or its promotion or sale of securities of any other registered investment company.

            (e) The Sub-Adviser shall maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5),
(6), (9) and (10) and paragraph (f) of

Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the rules thereunder and shall render to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request.

            (f) The Sub-Adviser shall provide the Fund's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

            (g) The Adviser shall vote proxies solicited by portfolio companies, unless the Adviser, subject to the Trust's and Board's ultimate supervision, delegates this responsibility to the Sub-Adviser.

        3. Sub-Adviser Personnel. The Sub-Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they are elected or appointed. Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of such Trustees, officers, or employees.

        4. Books and Records. The Sub-Adviser shall keep the Fund's books and records required to be maintained by it, pursuant to paragraph 2 hereof. The Sub-Adviser agrees that all records that it maintains for the Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser pursuant to paragraph 2 hereof.

        5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar or different services to others so long as its services under this Agreement are not impaired thereby.

        6. Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

            (a) Certificate of the Trust, and Trust Instrument of the Trust;

            (b) By-Laws of the Trust;

            (c) Certified Resolutions of the Board authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

            (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and the Fund's Shares and all amendments thereto;

            (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

            (f) Each Prospectus and Statement of Additional Information of the Trust.

        7. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, or the Adviser.

        8. Compensation. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser within 10 business days after the end of each calendar month, a monthly fee of one twelfth of 0.25% of the Fund's average daily net assets for the month. If, however, the Adviser, pursuant to the terms of the Advisory Agreement, is required to reimburse the Fund for expenses or waive any expense for the Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the fee paid to the Sub-Adviser. After providing notice to the Fund's Board, the Adviser and Sub-Adviser may vary the fee and the other terms of the compensation paid by the Adviser to the Sub-Adviser. In such case, the new terms shall be set forth in an amendment to this Agreement and disclosed in the Prospectus or Statement of Additional Information, or both.

        9. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or its officers, trustees or employees, of any of their obligations and duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to the Adviser, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or in any other provision of the 1940 Act or the rules thereunder.

        Sub-Adviser agrees to indemnify and defend the Adviser, its officers, directors, employees and any person who controls the Adviser, and the Trust, and its officers and Trustees, for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of: (a) any disabling conduct on the part of the Sub-Adviser, or (b) any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

        Adviser agrees to indemnify and defend the Sub-Adviser, its officers, directors, employees and any person who controls the Sub-Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Trust by Sub-Adviser).

        10. Duration and Termination. This Agreement shall not become effective unless and until it is approved by the Board, including a majority of Trustees who are not parties to this

Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund. This Agreement shall become effective on the date which it is so approved. The Agreement shall continue in effect for one year and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; or (b) the vote of a majority of outstanding voting securities of the Fund.

        This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Fund, by the Adviser, or by the Sub-Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

        11. Other Business. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

        12. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

        13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at One Bush Street, Suite 800, San Francisco, California 94104; or (2) to the Sub-Adviser at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

        15. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

        16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.


        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               NEW YORK LIFE INVESTMENT MANAGEMENT LLC

                               By:
                                      -------------------------------------
                               Name:   Gary Wendlandt
                               Title:  Chairman

                               McMORGAN & COMPANY LLC

                               By:
                                      -------------------------------------
                               Name:   Mark Taylor
                               Title:  President



                                   Schedule A

         Management of the McMorgan Balanced Fund's Portfolio Securities

The portfolio management responsibilities of the McMorgan Balanced Fund shall be divided as follows:


               Advisor                     Types of Securities and Other Assets
----------------------------------------   -------------------------------------
McMorgan Company LLC                       o Fixed Income
                                           o Cash and Other Short-Term
                                             Instruments
New York Life Investment Management, LLC   o Equity Securities

                                    EXHIBIT E

          [INSERT THE NAMES, ADDRESSES AND PRINCIPAL OCCUPATIONS OF THE
            PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF ADVISER AND
                                  SUB-ADVISER]

                                    EXHIBIT F

            [INSERT THE NAMES, ADDRESSES AND PRINCIPAL OCCUPATIONS OF
         PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF NYLIFE INVESTMENT
                                 MANAGEMENT LLC]

                                    EXHIBIT G

   [INSERT THE TRUSTEES AND OFFICERS WHO OWN ANY OF EITHER FUND'S OUTSTANDING
                                     SHARES]

                                       54